Supplement dated December 14, 2015

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2015, each as supplemented, for the following Fund:

COLUMBIA ACORN TRUST

Columbia Acorn International SelectSM

Effective January 1, 2016, the Prospectus, Summary Prospectus and SAI for Columbia Acorn International Select are supplemented to reflect that:

•	Columbia Wanger Asset Management, LLC (“CWAM”), the investment adviser to the Fund, has appointed Stephen Kusmierczak, CFA, as a co-portfolio manager of the Fund. Mr. Kusmierczak has been associated with CWAM or its predecessors as an investment professional since 2001. He began his investment career in 1999 and earned a B.A. from Bowdoin College and an M.P.A. from Princeton University, Woodrow Wilson School of Public and International Affairs.

•	Andreas Waldburg-Wolfegg will continue to serve as a co-portfolio manager of the Fund. Christopher J. Olson, CFA, will no longer serve as a co-portfolio manager of the Fund.

Shareholders should retain this Supplement for future reference.

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